EXHIBIT (g)(4)







                            HILTON HOTELS CORPORATION
                                 HLT CORPORATION
                             9336 CIVIC CENTER DRIVE
                         BEVERLY HILLS, CALIFORNIA  90210








                                February 11, 1997


         BY HAND

         ITT Corporation
         1330 Avenue of the Americas
         New York, NY  10019-5490
         Attn:  Secretary


              Notice of Intention to Nominate Candidates for Elec-tion to the Board of Directors of ITT Corporation
              By Hilton Hotels Corporation and HLT Corporation


         Dear Sir:

                   Hilton Hotels Corporation, a Delaware corporation ("Hilton"), is the record owner of 1,000 shares of the common stock, no par value (the "Shares"), of ITT Corporation, a Ne-vada corporation (the "Company"), and is the beneficial owner of 315,500 Shares (including 100 Shares held of record by HLT (as defined herein)). HLT Corporation, a Delaware corporation and a wholly owned subsidiary of Hilton ("HLT"), is the record owner of 100 Shares. This notice (the "Notice") of the inten-tion of Hilton and HLT to nominate candidates for election to the Board of Directors of the Company (the "Board") is deliv-ered pursuant to Section 2.2 and in accordance with Section 1.3(b) of the Amended and Restated Bylaws (the "Bylaws") of the Company (collectively, the "Nomination Requirements"). Ac-cording to publicly available information, the Company cur-rently has eleven Directors. Under Section 2.2 of the Bylaws, each Director holds office until the next annual meeting of stockholders. Therefore, the terms of all Directors will ex-pire at the 1997 Annual Meeting of Stockholders of the Company, including at any adjournments or postponements thereof and at any special meeting called in lieu thereof (the "Annual Meet-ing").

         ITT Corporation
         February 11, 1997
         Page 2
         _________________


                   Pursuant to the Nomination Requirements, this Notice:
         (a) sets forth the name and address of each of Hilton and HLT, the stockholders who intend to make the nomination, and in Ap-pendix I hereto the name and address of each of the Hilton Nominees; (b) sets forth a representation that each of Hilton and HLT is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the meeting to nominate the Hilton Nominees; (c) sets forth (including in the Appendices hereto) a description of all arrangements or understandings between each of Hilton and HLT and each of the Hilton Nominees and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by Hilton and HLT; (d) sets forth (including in the Appendices hereto) such other in-formation regarding each Hilton Nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such nomi-nee been nominated or intended to be nominated by the Board ("Schedule 14A Information"); and (e) attaches as Exhibit A hereto copies of signed consents executed by each of the Hilton Nominees to serve as a director of the Company, if so elected. Additionally, this Notice sets forth a brief description of the business desired to be brought before the Annual Meeting, the nomination of the Hilton Nominees, and the reasons for conduct-ing such business.

                   Please be advised that Hilton and HLT intend to nomi-nate the individuals named in Appendix I hereto (the "Hilton Nominees") for election to the Board at Annual Meeting. The first eleven individuals named in Appendix I will be nominated to be elected to succeed the current eleven Directors (or any Director named to fill any vacancy created by the death, re-tirement, resignation or removal of any of such eleven Direc-
         tors) of the Company. One or more of the other individuals named in Appendix I will be nominated to be elected (a) in the event that the Company purports to increase the number of Di-rectorships pursuant to Section 2.2 of the Bylaws, to each ad-ditional Directorship created, and/or (b) in the event any of the first eleven individuals named in Appendix I is unable for any reason to serve as a Director. Additional nominations made pursuant to the preceding clause (a) are without prejudice to the position of Hilton and HLT that any attempt to increase the size of the Board constitutes an unlawful manipulation of the Company's corporate machinery.

                   Hilton and HLT each hereby represents that it is the holder of record of stock of the Company entitled to vote at the Annual Meeting and that it intends to appear in person or by proxy at the Annual Meeting to nominate the Hilton Nominees. The address of each of Hilton and HLT is 9336 Civic Center Drive, Beverly Hills, California 90210.

         ITT Corporation
         February 11, 1997
         Page 3
         _________________


                   The information included herein represents Hilton's and HLT's respective best knowledge as of the date hereof.
         Each of Hilton and HLT reserves the right, in the event any such information shall be or become inaccurate, to provide cor-rective information to the Company as soon as reasonably prac-ticable, although Hilton and HLT do not commit to update any information which may change from and after the date hereof.

                   If this Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of any of the Hilton Nominees at the Annual Meeting, or if any individual nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to the remaining Hilton Nominees and as to any replace-ment nominees selected by Hilton and HLT.

                   On January 27, 1997, Hilton made a proposal to ac-quire all of the outstanding Shares in a two-step transaction. In accordance with such proposal, on January 31, 1997, HLT com-menced a tender offer to purchase (the "Offer to Purchase") (i) 61,145,475 Shares or such greater number of Shares which, when added to the number of Shares beneficially owned by HLT and its affiliates, constitutes a majority of the total number of Shares outstanding on a fully diluted basis as of the expira-tion date of the Offer (as defined herein), and (ii) unless and until validly redeemed by the Board, the Series A Participating Cumulative Preferred Stock Purchase Rights (the "Rights") as-sociated therewith and issued pursuant to the Rights Agreement, dated as of November 1, 1995, between the Company and The Bank of New York, as Rights Agent, at a price of $55 per Share (in-cluding associated Right), net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and sub-ject to the conditions set forth in the Offer to Purchase and in the related letter of transmittal (which, as amended from time to time, together constitute the "Offer"). The purpose of the Offer is for Hilton to acquire control of, and ultimately the entire equity interest in, the Company. Hilton also has proposed a merger in which Hilton or HLT or another wholly owned subsidiary of Hilton would acquire the remaining Shares in exchange for shares of Hilton common stock, par value $2.50 per share ("Hilton Common Stock").

                   Under the terms of Hilton's proposal, the Company would, as soon as practicable following consummation of the Offer, consummate a merger with Hilton or HLT or another wholly owned subsidiary of Hilton (the "Proposed Hilton Merger"). At the effective time of the Proposed Hilton Merger, each Share that is issued and outstanding immediately prior to the effec-tive time (other than Shares held in the treasury of the Com-pany or owned by Hilton, HLT or any direct or indirect wholly owned subsidiary of Hilton) would be converted into such number of shares of Hilton Common Stock with a value of $55 per Share,

         ITT Corporation
         February 11, 1997
         Page 4
         _________________



         subject to appropriate collar provisions. At any time and from time to time, the period of time during which the Offer is open may be extended for any reason, and because the timing of the Offer and the Proposed Hilton Merger is dependent on a variety of factors, it is likely that the Offer could be extended be-yond the current expiration date. The Offer is currently scheduled to expire at 12:00 Midnight, New York City time, on Friday, February 28, 1997. Further information concerning the Offer is contained in the Offer to Purchase, which is an ex-hibit to the Tender Offer Statement on Schedule 14D-1 filed by Hilton and HLT with the Securities and Exchange Commission (each of which is hereby incorporated herein by reference).

                   The Offer is subject to a number of conditions, in-cluding the Rights Condition, the Business Combination Condi-tion and the Control Share Condition (each as defined in the Offer to Purchase), which can be satisfied by the Board. The current Directors of the Company have not indicated whether or when they will take action to satisfy these conditions.

                   It is expected that the Hilton Nominees would, sub-ject to their fiduciary duties, cause the Board to take all such actions as may be necessary to facilitate the Offer and the Proposed Hilton Merger. Accordingly, election of the Hil-ton Nominees is expected to expedite the prompt consummation of the Offer and the Proposed Hilton Merger. Therefore, the Hil-ton Nominees may be deemed to have an interest in their nomina-tion for election to the Board by virtue of ownership, if any, of shares of Hilton Common Stock. None of the Hilton Nominees owns in excess of one percent of the outstanding Hilton Common Stock.

                   By separate notice delivered to the Company concur-rently with this Notice, Hilton and HLT have advised the Com-pany of their intention to present two stockholder proposals at the Annual Meeting in support of the Offer and the Proposed Hilton Merger.

                             Schedule 14A Information

                   Such information regarding each Hilton Nominee as would be required in response to applicable provisions of
         Schedule 14A promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), had the Hilton Nominees been nominated or intended to be nominated by the Board, is set forth herein (including by reference to the Ap-pendices hereto).

                   To the extent that information set forth at any point in this Notice is responsive to a specific item below, each such item shall be deemed to incorporate such information, no

         ITT Corporation
         February 11, 1997
         Page 5
         _________________


         matter where such information appears in this Notice, or in each Appendix hereto.

                   Item 4.  Persons Making the Solicitation

                   (b)(1) By virtue of Instruction 3 of Item 4, Hilton, HLT and each Hilton Nominee will be considered a participant in the solicitation. In addition, one or more of the Hilton Nomi-nees may make solicitations of proxies, but will not receive additional compensation therefor.

                   Item 5. Interest of Certain Persons in Matters to be Acted Upon

                   (b)(1) Information as to any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting with respect to the Hilton Nominees is set forth herein (including in the Ap-pendices hereto). Other than as disclosed herein, to the knowledge of Hilton and HLT, none of the Hilton Nominees has any substantial interest, direct or indirect, by security hold-ings or otherwise, in any matter to be acted upon at the Annual Meeting.

                   (i) Set forth in Appendix I attached hereto, which is incorporated herein by reference, are the name and business address of each of the Hilton Nominees.

                  (ii) Set forth in Appendix I attached hereto, which is incorporated herein by reference, are the present principal occupation or employment for each of the Hilton Nominees, and the name, principal business and address of any corporation or other organization in which such employment is carried on.

                 (iii) To the knowledge of Hilton and HLT, during the past ten years, none of the Hilton Nominees has been convicted in a criminal proceeding (excluding traffic violations or simi-lar misdemeanors).

                  (iv), (v), (vi), (vii) and (x) To the knowledge of Hilton and HLT, no Hilton Nominee owns beneficially, directly or indirectly, or of record but not beneficially, any securi-ties of the Company, or any parent or subsidiary of the Com-pany, nor has any Hilton Nominee purchased or sold any securi-ties of the Company within the past two years, except in each case as set forth in Appendix I hereto. Set forth in the Ap-pendices hereto are transactions in Shares effected by Hilton, HLT and the Hilton Nominees.

                (viii) To the knowledge of Hilton and HLT, none of the Hilton Nominees is, or has been within the past year, a party to any contract, arrangement or understanding with any person

         ITT Corporation
         February 11, 1997
         Page 6
         _________________


         with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

                  (ix) Other than as set forth in the Appendices here-to, to the knowledge of Hilton and HLT, no associate of the Hilton Nominees owns beneficially, directly or indirectly, any securities of the Company.

                  (xi) Item 5(b)(xi) cross references the information required by Item 404(a) of Regulation S-K of the Exchange Act with respect to the participant or any associates of the par-ticipant.

                        Item 404(a) of Regulation S-K.

                        Other than as set forth herein or in the Appen-
              dices hereto, and except for or as otherwise described in the Offer or the Proposed Hilton Merger, to the knowledge of Hilton and HLT, none of the Hilton Nominees or any of their associates have had or will have a direct or indi-rect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

                 (xii)(A) and (B) According to the Company's public filings, if elected as Directors of the Company, the Hilton Nominees who are not employees of the Company would receive an annual retainer of $48,000 payable solely in restricted Shares, plus $1,000 for each meeting of the Board and each committee meeting attended. All Directors of the Company would be reim-bursed for expenses incurred in connection with their services as Directors of the Company. The Hilton Nominees, if elected, will be indemnified for service as a Director of the Company to the same extent indemnification is provided to Directors of the Company under the Company's Restated Articles of Incorporation, as amended, and the Bylaws. In addition, Hilton and HLT be-lieve that upon election, the Hilton Nominees will be covered by the Company's officer and director liability insurance. Hilton and HLT disclaim any responsibility for the accuracy of the foregoing information extracted from the Company's public filings.

                   Hilton has agreed to indemnify all of the Hilton Nom-inees against any costs, expenses and other liabilities as-sociated with their nomination and the election contest. A copy of the form of Indemnification Agreement is attached

         ITT Corporation
         February 11, 1997
         Page 7
         _________________


         hereto as Exhibit B and is incorporated herein by reference.
         In addition, Hilton has agreed to make a contribution to a charity selected by each Hilton Nominee in the amount of $25,000 per Hilton Nominee in consideration of such Hilton Nominee's service as a Hilton Nominee. Hilton has also agreed to reimburse Hilton Nominees for counsel fees that they may incur in reviewing the materials sent to them by Hilton in con-nection with their consideration of service as a Hilton Nomi-nee. Each of the Hilton Nominees has executed a written con-sent agreeing to be a Hilton Nominee for election as a Director of the Company and to serve as a Director if so elected. It is expected that the Hilton Nominees will, subject to their fidu-ciary duties, support the Offer and the Proposed Hilton Merger.

                   Other than as set forth herein (including in Appendix I hereto), to the knowledge of Hilton and HLT, none of the Hil-ton Nominees, or any of their associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

                   (2) The information required to be disclosed in this item with respect to Hilton, HLT and the Hilton Nominees is disclosed in response to Item 5(b)(1) above.

                   Item 6.   Voting Securities and Principal Holders
                             Thereof.

                   (d) The information required to be disclosed in this item with respect to the Hilton Nominees is disclosed in re-sponse to Item 5(b) above.

                   Item 7.  Directors and Executive Officers

                   (a) Item 7(a) cross references the information re-quired by instruction 4 to Item 103 of Regulation S-K of the Exchange Act with respect to nominees of the persons making the solicitation. Such information is set forth below:

                        Instruction 4 of Item 103 to Regulation S-K.
              Except as set forth in Appendix I, to the knowledge of Hilton and HLT, there are no material proceedings in which any of the Hilton Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or proceedings in which any such nominee or associate has a material interest adverse to the Company or any of its subsidiaries.

                   (b) Item 7(b) cross references the information re-quired by Items 401 and 404(a) and (c), and 405 of Regulation

         ITT Corporation
         February 11, 1997
         Page 8
         _________________



         S-K of the Exchange Act with respect to nominees of the person making the solicitation. Such information is set forth below:

                        Item 401 of Regulation S-K.

                        (a) and (e).  Each of the Hilton Nominees has
              executed a consent to being named as a Hilton Nominee and to serving as a Director, if so elected. Copies of such consents are attached hereto as Exhibit A.

                        The following information is set forth in Appen-
              dix I attached hereto, and incorporated herein by refer-ence, with respect to each Hilton Nominee: name, age, business experience during the past five years (including principal occupation and employment during the past five years and the name and principal business of any corpo-ration or other organization in which such occupation or employment was carried on) and any directorships held by such Hilton Nominees. Except as set forth in Appendix I hereto, to the knowledge of Hilton and HLT, no occupation or employment is or was, during such period, carried on by any of the Hilton Nominees with the Company or any cor-poration or organization which is or was a parent, subsid-iary or other affiliate of the Company, and none of the Hilton Nominees has ever served on the Board.


                        Other than as disclosed in the response to Item
              5(b) above, and incorporated herein by reference, to the knowledge of Hilton and HLT, there are no arrangements or understandings between any of the Hilton Nominees and any other party pursuant to which any such nominee was or is to be selected as a Director or nominee.

                        (b), (c) and (g)  These provisions of Item 401
              to Regulation S-K are not applicable to the Hilton Nomi-nees.

                        (d) To the knowledge of Hilton and HLT, there exist no family relationships among the Hilton Nominees or between any of the Hilton Nominees and any Director or executive officer of the Company.

                        (f) Except as disclosed in Appendix I hereto, to the knowledge of Hilton and HLT, during the last five years none of the Hilton Nominees was involved in any of the events described in Item 401(f) of Regulation S-K.

                        Item 404(a) of Regulation S-K.  The response to
              Item 5(b)(1)(xi) above is incorporated herein by refer-ence.

         ITT Corporation
         February 11, 1997
         Page 9
         _________________



         Item 404(c) of Regulation S-K. To the knowledge of Hilton and HLT, none of the Hilton Nominees, their immediate family members, any corporation or organization of which any of the Hilton Nominees is an executive officer or partner, or is, di-rectly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, or any trust or other estate in which any of the Hilton Nominees has a substantial beneficial interest or serves as a trustee or in a similar capacity, has been indebted to the Company or its subsidiaries, at any time since the beginning of the Company's last fiscal year, in an amount in excess of $60,000 (other than any amounts that may be excluded pursuant to the instructions to Item 404(c) of Regulation S-K).

                        Item 405 of Regulation S-K.  This provision is
              not applicable to the Hilton Nominees because they are not Directors, officers or 10% holders of the Company.

                        (c) Item 7(c) cross references the information required by Item 404(b) of Regulation S-K of the Exchange Act with respect to each nominee of the person making the solicitation. Such information is set forth below:

                        Item 404(b) of Regulation S-K.  Except as set
              forth in Appendix I hereto, to the knowledge of Hilton and HLT, none of the relationships regarding Hilton Nominees described under Item 404(b) of Regulation S-K exists or has existed during the Company's last fiscal year.

                   Item 8.  Compensation of Directors and Executive
                            Officers

                   Item 8 cross references the information required by
         Item 402 of Regulation S-K of the Exchange Act with respect to each nominee of the person making the solicitation and asso-ciates of such nominees. Such information is set forth below:

                        Item 402 of Regulation S-K.

                        (a), (b), (c), (d), (e), (f), (h), (i)  Except
              as set forth in Appendix I hereto, to the knowledge of Hilton and HLT, none of the Hilton Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, ser-vices rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in, these paragraphs of Item 402 of Regulation S-K.

         ITT Corporation
         February 11, 1997
         Page 10
         _________________




                   (g) The response to Item 5(b)(1)(xii)(A) and (B) above is incorporated herein by reference. Other than as set forth herein, Hilton and HLT are not aware of any other ar-rangements pursuant to which any Director of the Company was to be compensated for services during the Company's last fiscal year.

                        (j) To the knowledge of Hilton and HLT, there are no relationships involving any of the Hilton Nominees, or any of their associates, that would have required dis-closure under this paragraph of Item 402 of Regulation S-K had the Hilton Nominees been Directors of the Company.

                        (k),(l) These items do not apply because they do not relate to the Hilton Nominees.







                   IN WITNESS WHEREOF, Hilton Hotels Corporation has hereby caused this Notice to be executed this eleventh day of February, 1997 by its duly authorized officer.


                                  HILTON HOTELS CORPORATION


                                  By:  /s/ Matthew J. Hart
                                     Name:  Matthew J. Hart
                                     Title:  Executive Vice President







                   IN WITNESS WHEREOF, HLT Corporation has hereby caused this Notice to be executed this eleventh day of February, 1997 by its duly authorized officer.



                                  HLT CORPORATION


                                  By:  /s/ Arthur M. Goldberg
                                     Name:  Arthur M. Goldberg
                                     Title:  President

                                                          APPENDIX I




                    INFORMATION CONCERNING THE HILTON NOMINEES


                   Set forth in this Appendix I is the following in-formation concerning the Hilton Nominees: name, age, present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on, and business experience during the past five years (including principal occupation and employment during the last five years and the name and princi-pal business of any corporation or other organization in which such occupation or employment was carried on) and any other directorships held by the Hilton Nominees. Also included is any other Schedule 14A Information concerning the Hilton Nomi-nees.






































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships
         Daniel J. Altobello (55)          Chairman, ONEX Food Services,
         ONEX Food Services, Inc.          Inc. (airline catering), since
         6550 Rock Spring Drive            September 1995. Prior thereto,
         Bethesda, Maryland  20817         Chairman, Chief Executive Of-
                                           ficer and President, Caterair
                                           International Corporation
                                           (airline catering), from be-
                                           fore 1992 until September
                                           1995.  He is also a director
                                           of American Management Sys-
                                           tems, Inc., Blue Cross & Blue
                                           Shield of Maryland, Inc. and
                                           member of the Board of Advi-
                                           sors to Thayer Capital Part-
                                           ners.

































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         George N. Aronoff (63)            Partner, Benesch, Friedlander,
         Benesch, Friedlander, Coplan &    Coplan & Aronoff LLP (law
         Aronoff LLP                       firm), since before 1992.  He
         2300 BP America Building          is also a director of Spe-
         200 Public Square                 cialty Chemical Resources,
         Cleveland, Ohio  44114            Inc.

                   Mr. Aronoff was a director of Bally Entertainment Corporation prior to its merger with Hilton in December 1996. He was also a member of an advisory transition committee to Hilton established after the merger (which is no longer in op-eration), pursuant to which he received fees from Hilton in the amount of $50,000.

                   The law firm of which Mr. Aronoff is a partner has performed and is expected to continue to perform legal services from time to time for certain subsidiaries of Hilton that were formerly subsidiaries of Bally Entertainment Corporation.




































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Scott H. Bice (53)                Dean of the University of
         University of Southern            Southern California Law
         California Law School             School, since before 1992.  He
         University Park                   is also a director of Jenny
         Los Angeles, California 90089     Craig, Inc.












































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         James J. Florio (59)              Partner, Florio & Perrucci,
         Florio & Perrucci, P.C.           P.C. (law firm), since 1995.
         371 Hoes Lane                     Prior thereto, Partner, Mudge,
         Piscataway, New Jersey  08854     Rose, Guthrie, Alexander &
                                           Ferdon (law firm), from Janu-
                                           ary 1994 until October 1995;
                                           Governor of the State of New
                                           Jersey, from January 1990 un-
                                           til January 1994.












































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Fred D. Gibson, Jr. (69)          Chairman, President and Chief
         American Pacific Corporation      Executive Officer, American
         3770 Howard Hughes Parkway        Pacific Corporation (specialty
         Suite 300                         chemicals production), since
         Las Vegas, Nevada  89109          before 1992.  He is also a
                                           director of American Pacific
                                           Corporation and Nevada Power
                                           Company.













































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Dianne Jett (47)                  Retired since August 1996.
         7833 Surfcrest Court              Prior thereto, President,
         Las Vegas, Nevada  89128          Sprint-Central Telephone Com-
                                           pany of Nevada (telecommunica-
                                           tions), from March 1993 until
                                           August 1996; General Regu-
                                           latory Manager, Central Tele-
                                           phone Company of Nevada (tele-
                                           communications), from before
                                           1992 until March 1993.







































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Robert S. Kingsley (50)           Private Investor.  Prior
         397 Mine Brook Road               thereto, President and Chief
         Far Hills, New Jersey  07931      Operating Officer, HFS Gaming
                                           Corp. (gaming development and
                                           marketing), from July 1994
                                           until December 1996; President
                                           and Chief Operating Officer,
                                           Caesars World Resorts, Inc.-
                                           Development and Operation of
                                           Casinos (gaming development),
                                           from before 1992 until June
                                           1994.

         Transactions in Shares by Mr. Kingsley

                   Mr. Kingsley is not currently the beneficial owner of any Shares. In the last two years, he has engaged in the fol-lowing open market cash transactions in the Shares:


                                          SHARES
         TRANSACTION DATE                ACQUIRED    PRICE PER SHARE<F1>
         September 13, 1996                  200           $46.500

                                          SHARES
         TRANSACTION DATE                DISPOSED    PRICE PER SHARE<F1>
         January 28, 1997                    200           $57.750












         ________________________

         <F1> All prices are exclusive of commissions.







                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Aubrey C. Lewis (62)              On leave since January 1995.
         44 Pleasant Avenue                Prior thereto, Vice President-
         Montclair, New Jersey  07042      Corporate Liaison, Woolworth
                                           Corporation (retail stores),
                                           from before 1992 until January
                                           1995.  He is a director of
                                           Bally Total Fitness Holding
                                           Corporation.









































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Celeste Pinto McLain (47)         Attorney, Celeste Pinto
         Celeste Pinto McLain, P.C.        McLain, P.C. (law firm), and
         P.O. Box 49835                    Arbitrator, American Arbitra-
         Los Angeles, California  90049    tion Association and IVAMS,
                                           since before 1992.  She is
                                           also a director of the Na-
                                           tional Passenger Railroad
                                           Corporation (Amtrak).

         Transactions in Shares by Ms. McLain

                   Ms. McLain is currently the beneficial owner of 50 Shares, through her shared control, with her husband, Thomas E. McLain, over the Thomas E. McLain Professional Corporation Re-tirement Trust. In the last two years, the Thomas E. McLain Professional Corporation Retirement Trust has engaged in the following open market cash transactions in the Shares:


                                          SHARES
         TRANSACTION DATE                ACQUIRED    PRICE PER SHARE<F1>
         August 21, 1995<F2>                100            $117.630
                                          SHARES
         TRANSACTION DATE                DISPOSED    PRICE PER SHARE<F1>
         July 30, 1996                       50             $56.280

         ________________________

         <F1> All prices are exclusive of commissions.
         <F2> Purchase of shares of common stock of Old ITT Corporation.

                   Ms. McLain is also a limited partner in various part-nerships which may also beneficially own Shares. She disclaims having any beneficial ownership of such Shares, if any.




















                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Gilbert L. Shelton (60)           Private Investor since before
         6467 Leeds Manor Road             1992.  Also, Chief Executive
         Marshall, Virginia  20115         Officer, Westranch, Inc.
                                           (cattle ranching), from before
                                           1992 until December 1994















































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Warren C. Woo (36)                President-Corporate Develop-
         Snyder Communications, Inc.       ment, Snyder Communications,
         Two Democracy Center              Inc. (outsource targeted mar-
         6903 Rockledge Drive              keting) since September 1996.
         Bethesda, Maryland 20817          Prior thereto, Managing Direc-
                                           tor, Donaldson, Lufkin & Jen-
                                           rette Securities Corporation
                                           (investment banking), from
                                           before 1992 until September
                                           1996.









































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Barrie K. Brunet (71)             Retired since March 1990.  He
         1510 Patrick Avenue               is also a director of Reno
         Reno, Nevada  89509               Air, Inc.


                   Mr. Brunet was an executive officer and director of Bally's Grand, Inc. until March 1990. From November 1991, Bally's Grand Inc. operated as a debtor-in-possession under Chapter 11 of the United States Bankruptcy Code until it emerged from bankruptcy in August 1993.

                   Mr. Brunet was also a director of Bally Entertainment Corporation prior to its merger with Hilton in December 1996. He was also a member of an advisory transition committee to Hilton established after the merger (which is no longer in op-eration), pursuant to which he received fees from Hilton in the amount of $50,000.



































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Henry A. Collins (55)             Portfolio Manager, Barrett
         Barrett Associates                Associates (investment coun-
         565 Fifth Avenue                  seling), since before 1992.
         New York, New York  10017


                   Mr. Collins is the brother-in-law of Matthew J. Hart, Executive Vice President and Chief Financial Officer of Hilton.

                   Barrett Associates owns 330 Shares for the accounts of its customers. Mr. Collins, as a portfolio manager for Bar-rett Associates, may be deemed to have the power to vote and dispose of the Shares owned by Barrett Associates. However, Mr. Collins disclaims having beneficial ownership of the Shares beneficially owned by Barrett Associates.

         Transactions in Shares by Barrett Associates

                   In the last two years, Barrett Associates has engaged in the following open market cash transactions in the Shares:


                                          SHARES
         TRANSACTION DATE                DISPOSED    PRICE PER SHARE<F1>
         July 29, 1996                      100          $55.000



         ________________________

         <F1> All prices are exclusive of commissions.












                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         John Danhakl (40)                 Partner, Leonard Green & Part-
         Leonard Green & Partners          ners (private merchant bank-
         333 S. Grand Avenue               ing), since March 1995.  Prior
         Los Angeles, California  90071    thereto, Managing Director,
                                           Donaldson, Lufkin & Jenrette
                                           Securities Corporation (in-
                                           vestment banking), from before
                                           1992 until March 1995.








































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Ernest E. East (54)               Vice President, General Coun-
         Artisoft, Inc.                    sel and Secretary, Artisoft,
         2202 North Forbes Boulevard       Inc. (personal computer soft-
         Tucson, Arizona  85745            ware), since January 1996.
                                           Prior thereto, Vice President,
                                           General Counsel and Secretary,
                                           Elsinore Corporation (gaming),
                                           from October 1994 until Janu-
                                           ary 1996; Executive Vice
                                           President, General Counsel and
                                           Secretary, Trump Hotels and
                                           Casino Resorts (gaming), Vice
                                           President, Trump Taj Mahal
                                           Casino (gaming), Vice Presi-
                                           dent, Trump's Castle Casino
                                           (gaming), and Vice President,
                                           Trump Plaza Casino (gaming),
                                           from before 1992 until August
                                           1994.

                   Mr. East was Vice President, General Counsel and Sec-retary of Elsinore Corporation at the time of its Chapter 11 bankruptcy petition in October 1995. He was also Vice Presi-dent of Trump Taj Mahal, Trump Plaza and Trump's Castle at the time of their bankruptcy petitions in 1991 and 1992, as ap-plicable.

         Transactions in Shares by Mr. East

                   Mr. East is not currently the beneficial owner of any Shares. In the last two years, he has engaged in the following open market cash transactions in the Shares:


                                          SHARES
         TRANSACTION DATE                ACQUIRED    PRICE PER SHARE<F1>

         March 4, 1996                     500           $61.500
         June 7, 1996                      500           $61.000

                                          SHARES
         TRANSACTION DATE                DISPOSED    PRICE PER SHARE<F1>

         October 31, 1996                1,000           $41.750

         ________________________
         <F1> All prices are exclusive of commissions.



                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         John E. Humphreville (49)         Private investor since before
         456 South Arden Boulevard         1992.
         Los Angeles, California  90020



















































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Robert L. Johander (50)           Chairman and Chief Executive
         ValueVision International, Inc.   Officer, ValueVision Interna-
         6740 Shady Oak Road               tional, Inc. (television and
         Eden Prairie, Minnesota  55347    mail order home shopping),
                                           since before 1992.
















































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Russell D. Jones (63)             Vice President, Sonnenblick-
         Sonnenblick-Goldman Company       Goldman Company (real estate
         1901 Avenue of the Stars          investment bankers), since
         Suite 1901                        September 1995.  Prior
         Los Angeles, California 90067     thereto, President, Russell D.
                                           Jones & Associates (real es-
                                           tate development and consult-
                                           ing), from before 1992 until
                                           September 1995.

                   Sonnenblick-Goldman Company is the plaintiff in a currently pending civil lawsuit, filed November 29, 1994, against the Company and others for damages not to exceed $10 million. The suit seeks, among other things, the payment of fees for certain services performed by Sonnenblick-Goldman Com-pany for the Company in connection with the Company's acquisi-tion of its interest in Ciga S.p.a. in 1994.




































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         J. Kenneth Looloian (74)          Executive Vice President,
         Di Giorgio Corporation            DiGiorgio Corporation (food
         380 Middlesex Avenue              distributor), since February
         Carteret, New Jersey  07008       1992.  He is also a director
                                           of Bally Total Fitness Holding
                                           Corporation and Science Man-
                                           agement Corporation.

                   Mr. Looloian was a director of Bally Entertainment Corporation prior to its merger with Hilton in December 1996. He was also a member of an advisory transition committee to Hilton established after the merger (which is no longer in op-eration), pursuant to which he received fees from Hilton in the amount of $50,000.






































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Rocco J. Marano (68)              Retired since June 1991.  He
         153 Van Houton Avenue             is also a director of Computer
         Chatham, New Jersey  07928        Horizons Corp. and Blue Cross
                                           & Blue Shield of New Jersey.

                   Mr. Marano was a director of Bally Entertainment Cor-poration prior to its merger with Hilton in December 1996. He was also a member of an advisory transition committee to Hilton established after the merger (which is no longer in operation), pursuant to which he received fees from Hilton in the amount of $50,000.








































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         James F. McAnally, M.D. (47)      Director of Nephrology, Eliza-
         38 Oak Knoll Road                 beth General Medical Center
         Mendham, New Jersey 07945         (hospital), since before 1992.
                                           He is also a director of Bally
                                           Total Fitness Holding Corpora-
                                           tion.








































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Morris Pashman (84)               Counsel to Pashman Stein P.C.
         Pashman Stein P.C.                (law firm), since 1995.  Prior
         45 Essex Street                   thereto, from before 1992,
         Hackensack, New Jersey  07601     Judge of Superior Court of New
                                           Jersey and Associate Justice,
                                           New Jersey Supreme Court.








































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Alan C. Snyder (50)               Manager, Shinnecock Group, LLC
         Shinnecock Group, LLC             (investment acquisitions),
         1999 Avenue of the Stars          since September 1994 and Man-
         9th Floor                         aging Partner, Shinnecock
         Los Angeles, California  90067    Partners (investment acquisi-
                                           tions), since before 1992.
                                           Also, Chief Executive Officer,
                                           Aurora National Life Assurance
                                           Company (insurance), from Sep-
                                           tember 1993 until September
                                           1994; and President, Chief
                                           Operating Officer, Executive
                                           Life Insurance Company (insur-
                                           ance), from April 1991 until
                                           September 1993.

                   On April 11, 1991, Executive Life Insurance Company ("Executive Life") was conserved by the California Department of Insurance. At the request of the California Insurance Com-missioner, Mr. Snyder joined Executive Life in April 1991 as President and Chief Operating Officer, where he served through the conservation and rehabilitation of Executive Life. Prior to joining Executive Life, Mr. Snyder had been President and Chief Operating Officer of First Executive Corporation, the parent company of Executive Life, from January 1990. First Executive Corporation filed for bankruptcy on May 13, 1991.

                   Shinnecock Partners, an associate of Mr. Snyder, is the general partner of two limited partnerships that are char-acterized as "funds of funds," in that they allocate investment funds to the investment entities of money managers who have discretionary authority over the investment of such funds. These investment entities may own Shares, and Mr. Snyder may be deemed to have the power to vote and dispose of such Shares. Mr. Snyder, however, disclaims having beneficial ownership of any such Shares owned by such entities.
















                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Caroline Williams (50)            Private investor, since Janu-
         417 Park Avenue                   ary 1992, and Academic Chair
         New York, New York  10022         and Lecturer, New School for
                                           Social Research-Milano School
                                           of Management and Urban
                                           Policy, since September 1996.
                                           Prior thereto, Vice President-
                                           Finance, Techno Serve, Inc.
                                           (technology services), from
                                           July 1992 until September
                                           1993; and Managing Director,
                                           Donaldson, Lufkin & Jenrette
                                           Securities Corporation (in-
                                           vestment banking), from before
                                           1992 until January 1992.  She
                                           is also a director of Argyle
                                           Television, Inc., Swing-N-
                                           Slide Corporation and
                                           DEVCAP Shared Return Trust.

































                                           Principal Occupation or
                                           Employment During The
                                           Last Five Years and
         Name, Age and Business Address    Other Directorships

         Robert H. Wolf (55)               President, Bob Wolf Company
         Bob Wolf Company                  (marketing and advertising
         11755 Wilshire Boulevard          consultants), since December
         Suite 880                         1995.  Prior thereto, Chairman
         Los Angeles, California  90025    and Chief Executive Officer-
                                           North America, Chiat/Day Inc.
                                           (advertising agency), from
                                           before 1992 until November
                                           1995.  He is also a director
                                           of Jenny Craig, Inc.


































                                                             APPENDIX II



                 TRANSACTIONS IN SECURITIES OF ITT CORPORATION BY
                                  HILTON AND HLT

                   Hilton beneficially owns an aggregate of 315,500 Shares (including 100 Shares that are owned of record by HLT). Such Shares were purchased by Hilton for cash in open market transactions as follows:



                                          SHARES
         TRANSACTION DATE                ACQUIRED    PRICE PER SHARE<F1>
         January 21, 1997                 11,500           $43.250
                                          30,000<F2>       $43.125
                                           3,200           $43.000


         January 22, 1997                 14,000           $44.625
                                          31,000           $44.500
                                          20,500           $44.375
                                          13,000           $44.250
                                          10,000           $44.125
                                           3,000           $43.875
                                           2,000           $43.750
                                           2,000           $43.625


         January 23, 1997                 13,000           $45.125
                                          26,500           $45.000
                                          51,300           $44.875
                                          17,000           $44.750
                                          16,000           $44.625
                                           7,000           $44.500
                                           6,500           $44.375
                                           8,000           $44.250
                                           6,000           $44.125

         January 24, 1997                  1,000           $44.250
                                           1,500           $44.125
                                           4,000           $44.000
                                           9,000           $43.875
                                           8,500           $43.750

         ________________________
         <F1> All prices are exclusive of commissions.
         <F2> On January 21, 1997, Hilton contributed 100 Shares to the capital of HLT for no consideration.








                                                               EXHIBIT A























                                 NOMINEE CONSENTS


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.





                                          /s/ Daniel J. Altobello
                                       ________________________________




         Dated:  February 4, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.





                                          /s/ George N. Aronoff
                                       ________________________________





         Dated:  February 6, 1997



                                                       PERSONAL AND CONFIDENTIAL










                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Scott H. Bice
                                       ________________________________





         Dated:  February 4, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Barrie K. Brunet
                                       ________________________________





         Dated:  February 2, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Henry A. Collins
                                       ________________________________





         Dated:  February 3, 1997




                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ John Danhakl
                                       ________________________________





         Dated:  February 8, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Ernest E. East
                                       ________________________________





         Dated:  February 3, 1997




                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ James J. Florio
                                       ________________________________





         Dated:  February 10, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Fred D. Gibson, Jr.
                                       ________________________________





         Dated:  February 4, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ John E. Humphreville
                                       ________________________________





         Dated:  February 7, 1997




                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Dianne Jett
                                       ________________________________





         Dated:  February 6, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Robert L. Johander
                                       ________________________________





         Dated:  February 8, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Russell D. Jones
                                       ________________________________





         Dated:  February 3, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Robert S. Kingsley
                                       ________________________________





         Dated:  February 4, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Aubrey C. Lewis
                                       ________________________________





         Dated:  February 6, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ J. Kenneth Looloian
                                       ________________________________





         Dated:  February 1, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Rocco J. Marano
                                       ________________________________





         Dated:  February 2, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ James F. McAnally M.D.
                                       ________________________________





         Dated:  February 6, 1997




                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Celeste Pinto McLain
                                       ________________________________





         Dated:  February 5, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Morris Pashman
                                       ________________________________





         Dated:  February 6, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Gilbert L. Shelton
                                       ________________________________





         Dated:  February 1, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Alan Snyder
                                       ________________________________





         Dated:  February 6, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Caroline Williams
                                       ________________________________





         Dated:  February 6, 1997



                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Robert H. Wolf
                                       ________________________________





         Dated:  February 3, 1997


                                                       PERSONAL AND CONFIDENTIAL









                                 NOMINEE CONSENT

















                   The undersigned hereby consents to be named as a nominee of HLT Corporation ("HLT"), a wholly owned subsidiary of Hilton Hotels Corporation ("Hilton"), for election to the Board of Directors of ITT Corporation ("ITT") in HLT's notice to ITT of its intent to nominate directors for election to the ITT Board of Directors at ITT's 1997 Annual Meeting of Stockholders (the "Annual Meeting"), and in any proxy materials filed or distributed on behalf of HLT or Hilton in connection with the solicitation of proxies for use at the Annual Meeting. The undersigned further consents to serve as a director of ITT if so elected.




                                          /s/ Warren C. Woo
                                       ________________________________





         Dated:  February 4, 1997







                                                               EXHIBIT B























                        FORM OF INDEMNIFICATION AGREEMENT







                        FORM OF INDEMNIFICATION AGREEMENT



                   AGREEMENT, dated as of February __, 1997, between Hilton Hotels Corporation, a Delaware corporation ("Hilton"), and [NOMINEE] (the "Indemnitee").

                   WHEREAS, Hilton has asked and Indemnitee has agreed to be a nominee for election to the Board of Directors of ITT Corporation, a Nevada corporation ("ITT"), at the 1997 annual meeting of stockholders of ITT (the "Annual Meeting"); and

                   WHEREAS, Hilton and/or its affiliates may, in appro-priate circumstances, solicit proxies from the stockholders of ITT in support of Indemnitee's election as a director of ITT at the Annual Meeting (the "Solicitation").

                   NOW, THEREFORE, in consideration of the foregoing and with the understanding on the part of Hilton that Indemnitee is relying on this Agreement in agreeing to be a nominee as afore-said and for other and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                   1. Certain Definitions. As used in this Agreement, the following defined terms have the meanings indicated below:

                   "Claim" means any threatened, pending or completed
              action, suit or proceeding (whether civil, criminal, administrative, formal or informal investigative or other), whether instituted by Hilton, ITT or any other party, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding.

                   "Expenses" means all reasonable attorneys' fees and
              all other reasonable fees, costs, expenses and obligations paid or incurred in connection with the Solicitation or related matters, including without limitation, investigating, defending or participating (as a party, witness or otherwise) in (including on appeal), or preparing to defend or participate in, any Claim relating to any Indemnifiable Event including the costs and expenses of the Indemnitee seeking enforcement of this Agreement.

                   "Indemnifiable Event" means any event or occurrence
              relating to or directly or indirectly arising out of, or any action taken or omitted to be taken in connection with the Solicitation or related matters, but not in Indemnitee's capacity as a director of ITT if [he][she] is so elected.

                   "Loss" means any and all damages, judgments, fines,
              penalties, amounts paid or payable in settlement, deficiencies, losses and Expenses (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Losses).

                   2. Indemnification. (a) In the event Indemnitee in [his][her] capacity as a nominee for election to ITT's Board of Directors at the Annual Meeting was, is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim by reason of (or arising or allegedly arising in any manner out of or relating to in whole or in part) an Indemnifiable Event or Indemnitee's being a nom-inee for election to ITT's Board of Directors at the Annual Meeting, Hilton to the fullest extent







         permitted by applicable law shall indemnify and hold harmless Indemnitee from and against any and all Losses suffered, incurred or sustained by Indemnitee or to which Indemnitee becomes subject, resulting from, arising out of or relating to such Claim (it being understood that except as provided in Section 2(c) with respect to Expenses, reimbursements of any such Losses shall be made as soon as practicable but in any event no later than 15 days after written request (a "Claim Notice" is made to Hilton accompanied by supporting docu-mentation). Indemnitee shall give Hilton written notice of any Claim (accompanied by such reasonable supporting documentation as may be in the Indemnitee's possession) as soon as practicable after the Indemnitee becomes aware thereof; provided that the failure of the Indemnitee to give such notice shall not relieve Hilton of its Indemnification obligations under this Agreement, except to the extent that such failure materially prejudices the rights of Hilton.

                   (b) In the case of the commencement of any action against Indemnitee in respect of which he may seek indemnifica-tion from the Hilton hereunder, Hilton will be entitled to participate therein, including, without limitation, the ne-gotiation and approval of any settlement of such action and, to the extent that Hilton may wish to assume the defense thereof, with counsel satisfactory to Indemnitee, and after notice from Hilton to Indemnitee of Hilton's election so to assume the de-fense thereof, together with Hilton's written acknowledgment and agreement that it will fully indemnify the Indemnitee under the terms of this Agreement with regard to such Claim, Hilton will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by him in connection with the defense thereof other than reasonable costs of investigation and preparation therefor (including, without limitation, ap-pearing as a witness and reasonable fees and expenses of legal counsel in connection therewith). If in any action for which indemnity may be sought hereunder Hilton shall not have timely assumed the defense thereof with counsel satisfactory to Indem-nitee, or Indemnitee shall have been advised by his counsel that it would constitute a conflict of interest for the same counsel to represent both him and Hilton in such action, or if the Indemnitee may have separate or additional defenses with regard to such action, Indemnitee shall have the right to em-ploy his own counsel reasonably satisfactory to Hilton in such action, in which event Hilton shall reimburse Indemnitee for all reasonable legal fees and expenses incurred by him in con-nection with the defense thereof. Hilton shall in no event be liable for any settlement of any action effected without its prior written consent (which consent shall not be unreasonably withheld). Hilton shall not settle any Claim in any manner that would impose any expense, penalty, obligation or limita-tion on Indemnitee, or would contain language (other than a recitation of any amounts to be paid in settlement) that could reasonably be viewed as an acknowledgment of wrongdoing on the part of the Indemnitee or as materially detrimental to the rep-utation of the Indemnitee, without Indemnitee's prior written consent (which consent shall not be unreasonably withheld).

                   (c)  The Indemnitee's right to indemnification in
         Section 2 of this Agreement shall include the right of Indemni-tee to be advanced by Hilton any Expenses incurred in connec-tion with any Indemnifiable Event as such expenses are incurred by Indemnitee; provided, however, that all amounts advanced in respect of such Expenses shall be repaid to Hilton by Indemni-tee if it shall ultimately be determined in a final judgment that Indemnitee is not entitled to be indemnified for such Expenses.

                   3. Partial Indemnity, Etc. If Indemnitee is en-titled under any provision of this Agreement to indemnification by Hilton for some or a portion of any Loss, but not for all of the total amount thereof, Hilton shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is en-titled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or









         otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                   4. No Presumptions. For purposes of this Agree-ment, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval), or upon a plea of nolo contendere, or its equiva-lent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

                   5. Nonexclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under any by-law, insurance policy, Delaware General Corporation Law, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) would permit greater indemnification by agreement than would be af-forded currently under this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

                   6. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                   7. Subrogation. In the event of payment under this Agreement, Hilton shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, and Indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, includ-ing the execution of such documents necessary to enable Hilton effectively to bring suit to enforce such rights.

                   8. No Duplication of Payments. Hilton shall not be liable under this Agreement to make any payment in connection with a Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, by-law or otherwise) of the amounts otherwise indemni-fiable hereunder provided that, if Indemnitee for any reason is required to disgorge any payment actually received by him, Hilton shall be obligated to pay such amount to Indemnitee in accordance with the other terms of this Agreement (i.e., dis-regarding the terms of this Section 8).

                   9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.










                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       HILTON HOTELS CORPORATION



                                       By:_____________________________
                                          Name:
                                          Title:



                                       _________________________________
                                                    NOMINEE





































                                       -4-